ANNUAL REPORT
                                DECEMBER 31, 1999


                                    [GRAPHIC]

                                   The REvest
                                   Value Fund
                              A No-Load Mutual Fund
                                Managed in Maine

                                A Value-Oriented
                             Investment In Small and
                          Medium-Sized Company Equities


                       A Series of The Winter Harbor Fund

PROFILE OF THE FUND
--------------------------------------------------------------------------------
The REvest Value Fund ("REvest" or the "Fund") is a no-load series of The Winter Harbor Fund, an open-end, diversified management investment company. Jennifer E. Goff, President of Ebright Investments, Inc. ("EII" or the "Adviser"), a registered investment adviser, is responsible for the management of the Fund's portfolio, subject to the authority of the Fund's Board of Trustees.


REvest primarily seeks long-term growth and secondarily current income by investing in a broadly diversified portfolio of common stocks and convertible securities. Prospective portfolio investments are selected on a value basis and are primarily limited to small and medium-sized companies viewed by the Fund's investment adviser as having attractive financial characteristics and/or "vitality factors." Vitality factors are those factors (e.g., an active acquisition program, stock buy-back program and/or cost reduction program) that should, in the investment adviser's judgment, allow a company to build future, incremental value for shareholders. By combining the prospect of vitality with a value-oriented selection process, we believe we are able to buy Great Companies at Great Prices. These tenets are elaborated upon in the following outline:

SMALL AND
MID-CAP STOCKS

We believe these securities have more potential for capital appreciation because they have historically generated higher returns for investors, and because they are generally less well-known, making them more likely to be improperly priced by the marketplace. The Fund will normally invest at least 90% of its assets in common stocks, convertible preferred stocks and convertible bonds. At least 80% of these "allowable securities" will be income producing, and at least 80% will be issued by companies with market capitalizations between $200 million and $2 billion at the time of investment.

VALUE-ORIENTATION,
PLUS VITALITY

We look for companies with "value discrepancies," or market prices below our assessment of their "real" business worth. From that group, we select companies with vitality or ongoing programs that should allow them to increase their long-term value. We believe profits can come from both the continued success and growth of each portfolio company, as well as the eventual elimination of any value discrepancy we believe was present at the time of purchase.

CONSISTENT
PORTFOLIO
CHARACTER

We will automatically close the Fund to new investors beginning on March 1 after the end of any calendar year during which its assets reach $350 million. Since we specialize in small and medium-size companies, we believe a larger asset base could limit our flexibility in buying and selling for the Fund, or force us to invest in more companies than we can closely follow. By placing practical limits on our size, we believe we can make it possible for the Fund's investment adviser to actively manage the portfolio, and enable the Fund to maintain a constant character over its lifetime.

Please keep in mind, however, that this is a "fixed" style of money management. REvest does not change from year-to-year, or attempt in any way to anticipate market trends. Because of this, the Fund is often out-of-sync with the general equity markets, and short-term performance may be better or worse than either the "market" or other less specialized funds. Management follows this very disciplined and consistent path because it believes that in the long run, this "fixed" characteristic can lead to premium long-term returns.

MANAGER'S LETTER                                                          [LOGO]
--------------------------------------------------------------------------------

Dear Friends and Fellow Shareholders:

I should be happy to report to you that finally, after five years, small-cap stocks outperformed large-cap stocks in 1999. For the year, the Russell 2000 Index was up 21.3%, as compared to up 21.1% for the S&P 500 Index. Unfortunately, the entire outperformance of the Russell 2000 was the result of its growth components. Breaking the Russell 2000 down into its lesser indices, the Russell Growth Index was up 43.1% for the year, while the Russell 2000 Value Index was down 1.5%. In this environment, REvest, with its small-cap, value orientation, was down 3.3%.

The year had many crosscurrents for the fundamental investor. On the one hand, the domestic economy continued to expand, bringing us to within two months of being the longest economic expansion in history. Low unemployment and inflation prevailed, leading to increased consumer confidence and robust spending. A favorable interest rate environment, combined with improving productivity, enabled companies to extend the remarkable earnings growth that has marked the decade. In addition, it appears likely that these same fundamentals, which aided performance in 1999, will remain intact into the new year.

On the other hand, this "goldilocks" economy spawned a dangerous "new paradigm" mentality where past performance guarantees future results. The rationale goes something like this: during a period of declining interest rates, growth stocks tend to outperform all other styles and asset classes because of the discount rate impact on securities valuation. Therefore, if one wants the best performance, buy those stocks with the highest current or potential sales growth, disregarding all other considerations. In this day and age, that means one would buy technology, telecommunications and Internet issues.

While almost all of the leading averages scored larger gains than they had in the preceding twelve months as a result of the growth influence, the NASDAQ Composite, home to the technology, telecommunications and Internet giants, outshone them all. The NASDAQ was up 86.9% for the year, the largest gain for any major market index in U.S. stock market history.

The contribution of rampant speculation to such a move was readily apparent. More than eight hundred stocks in the NASDAQ, or one in six, doubled in value in 1999. An incredible thirty-seven gained 1,000%. Companies in the S&P 500 with no earnings were up an average of 52%, while companies with earnings were down an average of 2%! Similar statistics exist for the Russell 2000, although companies losing money were up only 45%. Given the mandate of our Fund, which limits us to buying equities with measurable earnings and at least a three-year operating history, it was difficult to compete.

The speculative binge can not continue forever. As the stock market has come to represent a larger percentage of Gross Domestic Product (the sum of all U.S. goods and services) than ever before, the Federal Reserve has begun watching it more closely. The Fed raised rates three times last year, restoring the 1998 cuts that were put in place at the time of the Asian financial crisis, and the likelihood is that there will be more rate hikes this year. The combination of rising rates and accelerating earnings growth historically has been the fundamental catalyst for a rotation from growth to value.

As mentioned, REvest was down 3.3% last year. While we benefited from some exposure to the technology sector, our commitments to financial and industrial cyclical concerns more than offset those gains. In a departure from years past, we have saved more detailed discussion of the Fund's performance for the Portfolio Summary and Performance Discussion sections of this Annual Report (pp. 2-5). The new format allows us to elaborate more on the specific holdings and market forces that impacted our performance. We hope you will read these sections.

In closing, I also want to mention that the Adviser has agreed to limit the Fund's expense ratio to 1.50% until June 30, 2000. This new limit is effective as of January 1, 2000 and replaces the cap that expired December 31, 1999.

As always, we want to thank you for your confidence. Your continued support of our work through the ownership of your shares is much appreciated.

Sincerely,


Jennifer Ebright Goff
Portfolio Manager
President, Ebright Investments, Inc.
January 27, 2000

Note: The S&P 500 and the Russell 2000 are unmanaged indices and include the reinvestment of dividends.

PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

The following (unaudited) information provides a "bird's eye" view of the REvest portfolio as of December 31, 1999. For a more complete picture, the Performance Discussion, Portfolio of Investments and accompanying financial statements should be read in their entirety.


                                                     VALUE       % OF NET ASSETS
                                                     -----       ---------------
PORTFOLIO
COMPOSITION

Common Stocks:
   Micro-Caps (under $200M) .................     $ 1,615,313           9.3%
   Small-Caps ($200M - $1B) .................      10,617,453          61.3%
   Mid-Caps ($1B - $2B) .....................       4,122,343          23.8%
Convertible Bonds ...........................         781,875           4.5%
Assets in Excess of Liabilities .............         181,611           1.1%
                                                  -----------         ------
Net Assets ..................................     $17,318,595         100.0%
                                                  ===========         ======

                                                       % of net assets
                                                       ---------------
INDUSTRY
CONCENTRATION

Industrial Cyclicals ..................................      17.4%
Energy ................................................      12.9%
Financial .............................................      12.4%
Health ................................................      11.2%
Technology ............................................      11.1%
Consumer Products .....................................       9.4%
Services ..............................................       9.1%
Retail ................................................       8.6%
Real Estate ...........................................       6.8%
Assets in Excess of Liabilities .......................       1.1%

AVERAGE FINANCIAL
CHARACTERISTICS
OF PORTFOLIO
COMPANIES

Market Capitalization .................................    $588.4M
P/E Ratio .............................................      17.6x
P/B Ratio .............................................       2.2x
Return on Assets ......................................       6.4%
Return on Equity ......................................      12.0%
Compound 5-Year EPS Growth Rate .......................      15.2%
Gross Portfolio Yield .................................       2.7%

                                                     value       % of net assets
                                                     -----       ---------------
TOP TEN EQUITY
POSITIONS

1.  The Toro Corporation .....................    $   559,687          3.2%
2.  Berry Petroleum Company ..................        529,375          3.1%
3.  Russ Berrie and Company, Inc. ............        525,000          3.0%
4.  Cousins Properties, Inc. .................        509,062          2.9%
5.  Arrow International, Inc. ................        507,500          2.9%
6.  St. Mary Land & Exploration Company ......        495,000          2.9%
7.  Teleflex, Inc. ...........................        469,688          2.7%
8.  Peoples Heritage Financial Group, Inc. ...        451,875          2.6%
9.  CLARCOR, Inc. ............................        450,000          2.6%
10. Helix Technology Corporation .............        448,125          2.6%

PORTFOLIO SUMMARY (Continued)                                             [LOGO]
--------------------------------------------------------------------------------

As part of our portfolio management philosophy, REvest tries to remain broadly diversified across nine industry sectors. We believe we are able to identify undervalued companies and sectors, but we concede we are unable to accurately determine when that value will be realized. This fundamental approach leads to better long-term returns, with lower risk.

Only three sectors in the Russell 2000 Value Index were up in 1999: Technology (+66.3%), Energy (+21.4%) and Healthcare (+6.9%). Finance, the largest sector, was down 16.9%. All in all, finance stocks contributed negative 5.5 percentage points to the Index, more than offsetting the positive contribution of the other three sectors.

REvest's performance paralleled that of the Value Index. The following chart highlights the year's top ten contributors to the Fund's net realized and unrealized gain on investment (shown on a per share basis):

TOP TEN EQUITY CONTRIBUTOR'S TO THE FUND'S NET REALIZED AND UNREALIZED GAIN ON INVESTMENT (PER SHARE)

[GRAPHIC OMITTED]

Not surprisingly, the three largest contributors to the Fund's returns were technology issues. Helix Technology and Kulicke & Soffa are both semiconductor capital equipment manufacturers. Each company was bought when the industry was depressed, they rebounded sharply as chip demand improved. For the year, they were up 245% and 140%, respectively.

In Focus is the worldwide leader in developing, manufacturing and marketing multimedia projection products that project information from a personal computer onto a larger screen. It was added to the portfolio for a second time after distribution problems in early 1998 caused the stock to slide from $20.00 to $3.50. Once we were comfortable that the problems were temporary, we established a position. The stock was up 161% last year.

Rounding out the top five are our two biggest losers last year, Cavalier Homes and Donegal. Cavalier designs and produces manufactured homes. After reporting top-line progress of 30% and bottom-line growth of 48% in the first quarter of 1999, the industry rapidly deteriorated in the second quarter. Oversupply led to price competition, which negatively impacted both revenues and margins for the remainder of the year. For 1999, Cavalier was down 65%.

We expect that it will take at least a couple more quarters for the industry to rationalize excess supply and begin to turn around. In the meantime, the downside risk seems low as the stock is trading at 7 times earnings and 50% of book value. Cavalier, in our opinion, is a good company. It has a strong balance sheet, with minimal debt and $22 million in cash, a four million share buyback program authorized (only 1.5 million shares remain), and a 4% dividend yield. We plan to continue holding it, for now.

Donegal, a holding company offering property and casualty insurance in the Mid-Atlantic and Southeast, is similarly plagued by industry overcapacity. Overcapitalization has led to a difficult pricing environment. Despite moderate but steady premium growth and a statutory underwriting profit for the previous ten years, the stock declined 59%.

Not content to wait for a change in the environment, Donegal undertook a restructuring that is expected to reduce expenses and improve efficiency and profitability significantly. Estimates for 2000 anticipate earnings of $1.00 per share, up from $0.45 in 1999. Applying the current multiple of 11 produces a target price of $11.00, up from the current $6.50, essentially recouping last year's losses. Once again, downside risk seems low, and there is the benefit of a 6.4% yield* while we wait.

*Based on December 31, 1999 closing share price and dividend level.

PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

                                   The Market

Inflation,   interest  rates,  the  Federal  Reserve  and  an  understanding  of speculative psychology were crucial in understanding the market's performance in 1999.

The year started off quietly, with large-company issues once again outperforming small-company equities. Concerns over the health of certain overseas markets were still prominent, and thus, the "flight to quality" mentality prevailed. By the end of March, the S&P 500 was up 5.0%, while the Russell 2000 was down 5.4%.

Early in the second quarter, scattered reports began to suggest that the situation overseas had bottomed, bringing about one of the most dramatic shifts in sentiment in the current bull market. Investors started to rediscover the merits of investing in cyclical and small-cap stocks, and a general broadening of the market followed.

The party did not last long, unfortunately, as the April Consumer Price Index came in above expectations. This chilling information led to increased volatility in late May and June, as investors began to speculate about the June 29th Fed meeting and the potential for one or more rate hikes. In the end, the Fed voted to increase the discount rate 0.25%.

Nevertheless, small-cap stocks were able to make considerable advances in the second quarter, with the Russell 2000 ending up 15.6%, as compared to 7.0% for the S&P 500. Unfortunately, this surge was not enough to fully offset the damage of the first quarter, leaving small companies lagging their larger brethren, 9.3% versus 12.4%, at the half.

The "Fed Watch" mindset continued through much of the Summer and into the Fall. Each new piece of economic news was scrutinized to see whether it was now more or less likely that the Fed would raise rates. The answer was a major determinant in how the market subsequently behaved. While the Fed elected to raise rates another quarter point on August 24th, it passed on the opportunity in October. By that time, disappointing corporate earnings and Y2K fears had already taken much of the air out of the stock market "bubble", much to the Fed's satisfaction. For the quarter, the S&P 500 was down 6.2%. The Russell 2000 was down 6.3%.

The market swooned the week of October 15th, but upbeat earnings and the revival of financial-reform legislation enabled the averages to regain most of their losses the next week. The change in sentiment put the Fed on guard again, and it raised rates for a third time on November 16th. It had little impact on the market. The Fed had already indicated that its number one priority on the eve of the new millennium was maintaining liquidity, so a rate hike at the December meeting was deemed unlikely. With that in mind, the S&P 500 gained 14.9% and the Russell 2000 returned 18.4% in the quarter.

For the year, the S&P 500 and the Russell 2000 ended up 21.1% and 21.3%, respectively. It was the fifth year in a row that the S&P 500 returned greater than 20%, and the first time in six years that it was outperformed by the Russell 2000.

The combination of rising rates and accelerating earnings growth is typically the fundamental catalyst for a rotation from growth to value. We saw a hint of that in April. In 1999, however, a speculative bubble formed around the technology and Internet issues, squelching the shift in investor focus. The effect can be seen most clearly in the style divergence within the Russell 2000. Breaking the Index down into its two components, the Russell Growth Index was up 43.1% for the year, while the Russell 2000 Value Index was actually down 1.5%. The 44.6% spread between the two is the widest in history. Similar divergences were obvious in the other major indices.

Not surprisingly, market breadth, the ratio of advancing versus declining issues, continued to deteriorate last year. Progressively fewer companies were responsible for the market's ongoing gains. As illustration, only 45% of the stocks in the Russell 2000 and 48% of the stocks in the S&P 500 ended the year in positive territory. The median stock in the Russell 2000 was down 4.9%, and in the S&P 500, down 1.7%. In both indices, only 7% of stocks ended the year with new highs. Clearly, the majority of companies were not participating.

It will be interesting to see whether these trends are sustainable into the new year. There have been many such periods of investor infatuation in the past: radio in the 1920s, technology in the early and late 1960s, the original "Nifty Fifty" in the early 1970s, oil and gold in the late 1970s, PCs in the 1980s and biotech in the early 1990s. In each case, inflated expectations were disappointed, market prices corrected and more realistic valuations prevailed. The same is likely to be true of the dazzling stocks in today's market as some of the hot Internet stocks of a year ago have already experienced significant declines.

                             The REvest Value Fund

We at REvest continued to do our best in a market climate that was inhospitable to our style. While our return in 1999 was on par with both the Russell 2000 Value Index and our peers, we significantly underperformed our primary benchmark, the Russell 2000. Style divergence was the primary cause. The exceptional returns of the Growth Index made the Russell 2000 an almost impossible target to beat without abandoning our methodology.

PERFORMANCE DISCUSSION                                                    [LOGO]
--------------------------------------------------------------------------------

Early in the year, the Adviser's emphasis on yield was a notable benefit to Fund performance. In the difficult first quarter, yield support held the Fund's loss to 4.6%, versus the Russell 2000's decline of 5.4%. Unfortunately, it also served to moderate performance on the upside. For the three months ended June 30, 1999, REvest gained 11.7%, as compared to 15.6% for the Russell 2000. At the half, the Russell 2000 was up 9.3% and REvest was up 6.5%.

In the second half, however, carefully laid strategies did not work. Technology was the only place to be. While exposure to energy helped the Fund early on, above-normal temperatures late in the year, did not. Given increased global demand for petroleum products and slim inventories, we expect eventually to be rewarded for our patience.

Similar comments apply to financial and industrial cyclical stocks. Both have traditionally led the market when it rallies. With concerns surrounding interest rates ever present and the global economy recovering slower than forecast, both groups underperformed last year. We expect both concerns to moderate in the new year. For the third and fourth quarters, REvest was down 9.1% and 0.1%, respectively.

While we are disappointed with our 1999 performance, we remain committed to our discipline. Our thoughts on this topic are summed up well by Seth Klarman of the Baupost Fund: "We underperformed in 1999 not because we abandoned our strict investment criteria, but because we adhered to them; not because we ignored fundamental analysis, but because we practiced it; not because we shunned value, but because we sought it; and not because we speculated, but because we refused to speculate."


COMPARISON OF CHANGE IN VALUE OF A $10,000 INITIAL INVESTMENT ON AUGUST 1, 1994*
               IN THE REVEST VALUE FUND, S&P 500 AND RUSSELL 2000

                          ---------------------------
                               [GRAPHIC OMITTED]

                                             12/31/99
                                             --------

                          REvest              $15,469
                          S&P 500             $35,543
                          Russell 2000        $22,025
                          ---------------------------

                                             FOR PERIODS ENDED DECEMBER 31, 1999

                                                                        SINCE
                                                    1-YEAR    5-YEAR  INCEPTION*
                                                    ------    ------  ----------
REvest Value Fund average annual total return ....  -3.32%     9.76%     8.38%
S&P 500 Index average annual total return ........  21.04%    28.56%    26.45%
Russell 2000 Index average annual total return ...  21.26%    16.51%    23.97%

The above table and preceding narrative depict the historical returns of REvest, the S&P 500, an unmanaged index representative of large-company stocks, and the Russell 2000, an unmanaged index representative of small-company stocks. The Fund's present investment philosophy was followed in each of the periods identified. All results presented in this Report are on a "total return" basis, which assumes that all dividends and distributions were reinvested.

The results presented in this Report represent past performance and should not be considered representative of the "total return" from an investment in the Fund today. They are provided only to give an historical perspective of the Fund. The investment return and principal value of the Fund's shares will fluctuate so that the shares may be worth more or less than their original cost when redeemed.

*Commencement of Operations - August 1, 1994

PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
December 31, 1999

COMMON STOCKS - 94.4%

   SHARES                                                COST           VALUE
   ------                                                ----           -----

CONSUMER PRODUCTS - 9.4%
    30,000   *Helen of Troy Ltd. ...............    $    372,125   $    217,500
    20,000    Russ Berrie and Company, Inc. ....         322,025        525,000
    15,000    The Toro Company .................         390,900        559,687
    30,000    Wolverine World Wide, Inc. .......         388,362        328,125
                                                    ------------   ------------
                                                       1,473,412      1,630,312
                                                    ------------   ------------
ENERGY - 12.9%
    15,000   *Barrett Resources Corporation ....         394,879        441,563
    35,000    Berry Petroleum Company, Class A .         355,155        529,375
    20,000    Helmerich & Payne, Inc. ..........         396,284        436,250
    20,000    Penn Virginia Corporation ........         334,052        335,000
    20,000    St. Mary Land & Exploration Company        374,532        495,000
                                                    ------------   ------------
                                                       1,854,902      2,237,188
                                                    ------------   ------------
FINANCIAL - 12.4%
    15,000    Chittenden Corporation ...........         405,900        444,375
    30,000    Donegal Group, Inc. ..............         308,986        191,250
    30,000    Peoples Heritage Financial Group, Inc.     209,263        451,875
    10,000    Protective Life Corporation ......         319,600        318,125
    25,000    Susquehanna Bancshares, Inc. .....         287,536        396,875
    15,000    Webster Financial Corporation ....         384,375        353,438
                                                    ------------   ------------
                                                       1,915,660      2,155,938
                                                    ------------   ------------
HEALTH - 11.2%
    10,000    Analogic Corporation .............         290,000        330,000
    17,500    Arrow International, Inc. ........         337,148        507,500
    12,500    Diagnostic Products Corporation ..         347,488        306,250
    25,000   *IDEXX Laboratories, Inc. .........         340,222        403,125
    20,000    Invacare Corporation .............         387,383        401,250
                                                    ------------   ------------
                                                       1,702,241      1,948,125
                                                    ------------   ------------
INDUSTRIAL CYCLICALS - 17.4%
    25,000    CLARCOR, Inc. ....................         333,583        450,000
    10,000    Greif Bros. Corporation, Class A .         216,950        297,500
    12,500    Kaydon Corporation ...............         362,681        335,156
    15,000    LSI Industries, Inc. .............         340,000        324,375
    12,500    M.A. Hanna Company ...............         188,250        136,719
    11,200    Matthews International Corporation         257,178        308,000
    12,500    Oil-Dri Corporation of America ...         192,688        179,688
    17,500    Regal-Beloit Corporation .........         361,444        360,938
    15,000    Teleflex, Inc. ...................         298,188        469,688
    12,500    Wausau-Mosinee Paper Corporation .         213,531        146,094
                                                    ------------   ------------
                                                       2,764,493      3,008,158
                                                    ------------   ------------
REAL ESTATE - 5.2%
    30,000    Cavalier Homes, Inc. .............         172,051        118,125
    15,000    Cousins Properties, Inc. .........         311,717        509,062
    17,500    New Plan Excel Realty Trust ......         347,400        276,718
                                                    ------------   ------------
                                                         831,168        903,905
                                                    ------------   ------------

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (Continued)                                      [LOGO]
--------------------------------------------------------------------------------
December 31, 1999

COMMON STOCKS - 94.4% (Continued)

     SHARES    COST VALUE
RETAIL - 8.6%
    15,000    Applebee's International, Inc. ...    $    341,436   $    442,500
    15,000    CBRL Group, Inc. .................         212,813        145,546
    20,000    Claire's Stores, Inc. ............         374,794        447,500
    35,000   *Stein Mart, Inc. .................         327,500        199,062
    30,000   *West Marine, Inc. ................         309,062        247,500
                                                    ------------   ------------
                                                       1,565,605      1,482,108
                                                    ------------   ------------
SERVICES - 9.1%
    10,000    Chemed Corporation ...............         323,247        286,250
    25,000   *Computer Horizons Corporation ....         369,062        404,688
    10,000    National Data Corporation ........         326,900        339,375
    30,000   *Right Management Consultants, Inc.         391,375        345,000
    10,000    The Standard Register Company ....         167,862        193,750
                                                    ------------   ------------
                                                       1,578,446      1,569,063
                                                    ------------   ------------
TECHNOLOGY - 8.2%
    10,000    Helix Technology Corporation .....         164,375        448,125
    15,000   *In Focus Systems, Inc. ...........         138,750        347,812
    10,000   *Kulicke & Soffa Industries, Inc. .         192,542        425,625
    30,000   *Planar Systems, Inc. .............         206,750        198,750
                                                    ------------   ------------
                                                         702,417      1,420,312
                                                    ------------   ------------
    TOTAL COMMON STOCKS ........................    $ 14,388,344   $ 16,355,109
                                                    ------------   ------------

CORPORATE BONDS - 4.5%

     PAR  COST VALUE
$  300,000    MSC.Software Corporation 7.875%
              Conv. Sub. Deb. due 8/18/04 .....     $    289,611   $    267,375
   300,000    Richardson Electronics, Ltd. 8.25%
              Conv. Sub. Deb. due 6/15/06 ......         259,500        243,750
   300,000    Sizeler Property Investors, Inc.
              8.00% Conv. Sub. Deb. due 7/15/03          278,250        270,750
                                                    ------------   ------------

   TOTAL CORPORATE BONDS .......................    $    827,361   $    781,875
                                                    ------------   ------------

   TOTAL INVESTMENTS AT VALUE - 98.9% ..........    $ 15,215,705   $ 17,136,984
                                                    ------------   ============

   OTHER ASSETS IN EXCESS OF LIABILITIES - 1.1%                         181,611
                                                                   ------------
   NET ASSETS - 100.0% .........................                   $ 17,318,595
                                                                   ============

* Non-income producing.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1999

ASSETS:

Investments, at value (acquisition cost: $15,215,705) (Note 2) ..   $ 17,136,984
Cash ............................................................        166,010
Receivable for capital shares sold ..............................             50
Interest receivable .............................................         19,123
Dividends receivable ............................................         16,375
Receivable from Adviser .........................................          6,954
Other assets ....................................................         15,680
                                                                    ------------
   Total assets .................................................     17,361,176
                                                                    ------------
LIABILITIES:

Payable to affiliates (Note 5) ..................................          5,250
Payable for capital shares redeemed .............................         26,931
Other accrued expenses and liabilities ..........................         10,400
                                                                    ------------
   Total liabilities ............................................         42,581
                                                                    ------------
   Net assets ...................................................   $ 17,318,595
                                                                    ============

NET ASSETS:

Paid-in capital .................................................   $ 15,384,616
Undistributed net investment income .............................          8,414
Accumulated net realized gains from security transactions .......          4,286
Net unrealized appreciation on investments ......................      1,921,279
                                                                    ------------
   Net assets ...................................................   $ 17,318,595
                                                                    ============

PRICE PER
SHARE:

Net asset value, offering and redemption price per share (Note 2)
($17,318,595/1,755,056 shares outstanding) ......................   $       9.87
                                                                    ============

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                                        1999             1998
                                                                    ------------     ------------
INVESTMENT
OPERATIONS:
Net investment income ..........................................    $    257,303     $    378,008
Net realized gains from security transactions ..................       1,202,089        3,193,187
Net change in unrealized appreciation/depreciation
   on investments ..............................................      (2,126,314)      (5,641,998)
                                                                    ------------     ------------
   Net decrease in net assets from operations ..................        (666,922)      (2,070,803)
                                                                    ------------     ------------
DISTRIBUTIONS TO
SHAREHOLDERS:

From net investment income .....................................        (261,710)        (371,064)
From net realized gains on investments .........................        (841,632)      (2,560,610)
                                                                    ------------     ------------
   Net decrease in net assets from distributions to shareholders      (1,103,342)      (2,931,674)
                                                                    ------------     ------------
CAPITAL SHARE
TRANSACTIONS
(NOTE 4):

Proceeds from shares sold ......................................         748,290        2,095,317
Reinvestment of distributions in shares ........................         978,647        2,687,414
Payments for shares redeemed ...................................      (7,368,201)     (13,935,671)
                                                                    ------------     ------------
   Net decrease in net assets from capital share transactions ..      (5,641,264)      (9,152,940)
                                                                    ------------     ------------
   Total decrease in net assets ................................      (7,411,528)     (14,155,417)
                                                                    ------------     ------------
NET ASSETS:

Beginning of year ..............................................      24,730,123       38,885,540
                                                                    ------------     ------------
End of year ....................................................    $ 17,318,595     $ 24,730,123
                                                                    ============     ============

UNDISTRIBUTED NET INVESTMENT INCOME ............................    $      8,414     $     12,821
                                                                    ============     ============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                                                   [LOGO]
--------------------------------------------------------------------------------
For the Year Ended December 31, 1999

INVESTMENT
INCOME:

Interest ........................................................   $   170,756
Dividends .......................................................       360,250
                                                                    -----------
   Total investment income ......................................       531,006
                                                                    -----------
EXPENSES:

Investment advisory fees (Note 5) ...............................       210,541
Accounting services fees (Note 5) ...............................        24,000
Administrative services fees (Note 5) ...........................        24,000
Professional fees ...............................................        17,416
Transfer agent fees (Note 5) ....................................        15,000
Custodian fees ..................................................        13,273
Trustees' fees and expenses .....................................         8,768
Postage and supplies ............................................         7,571
Printing of shareholder reports .................................         5,240
Insurance expense ...............................................         4,900
Registration fees ...............................................         3,980
Pricing costs ...................................................         1,539
                                                                    -----------
   Total expenses ...............................................       336,228
Fees waived by the Adviser (Note 5) .............................       (62,525)
                                                                    -----------
   Net expenses .................................................       273,703
                                                                    -----------
NET INVESTMENT INCOME ...........................................       257,303
                                                                    -----------
REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS:

Net realized gains from security transactions ...................     1,202,089
Net change in unrealized appreciation/depreciation on investments    (2,126,314)
                                                                    -----------
Net realized and unrealized loss on investments .................   $  (924,225)
                                                                    -----------

NET DECREASE IN NET ASSETS FROM INVESTMENT OPERATIONS ...........   $  (666,922)
                                                                    ===========

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
This table is presented to show selected data for a share outstanding through each period, and to assist shareholders in evaluating the Fund's performance.

                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                   1999            1998            1997            1996            1995
                                                ----------      ----------      ----------      ----------      ----------
INVESTMENT
OPERATIONS:
Net asset value, beginning of year .........    $    10.88      $    13.00      $    12.21      $    10.73      $     9.66
                                                ----------      ----------      ----------      ----------      ----------
Net investment income ......................          0.14            0.15            0.21            0.21            0.18
Net realized and unrealized gain (loss)
   on investments ..........................         (0.51)          (1.02)           2.64            2.16            1.38
                                                ----------      ----------      ----------      ----------      ----------
   Total from investment operations ........         (0.37)          (0.87)           2.85            2.37            1.56
                                                ----------      ----------      ----------      ----------      ----------
DISTRIBUTIONS TO
SHAREHOLDERS:

From net investment income .................         (0.14)          (0.15)          (0.19)          (0.21)          (0.17)
From net realized gain on investments ......         (0.50)          (1.10)          (1.87)          (0.68)          (0.32)
                                                ----------      ----------      ----------      ----------      ----------
   Total from distributions to shareholders          (0.64)          (1.25)          (2.06)          (0.89)          (0.49)
                                                ----------      ----------      ----------      ----------      ----------
Net asset value, end of year ...............    $     9.87      $    10.88      $    13.00      $    12.21      $    10.73
                                                ==========      ==========      ==========      ==========      ==========
RATIOS AND
SUPPLEMENTAL
DATA:

Total return ...............................       (3.32)%         (6.12)%          23.50%          22.27%          16.23%
Net assets, end of period (000's) ..........    $   17,319      $   24,730      $   38,886      $   42,099      $   35,804
Ratio of net expenses to average net assets1         1.29%           1.30%           1.26%           1.29%           1.30%
Ratio of net investment income to
   average net assets ......................         1.22%           1.20%           1.60%           1.78%           1.73%
Portfolio turnover rate ....................           41%             35%             54%             64%             53%

1 Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 1.59% and 1.37% for the years ended December 31, 1999 and 1998, respectively (Note 5).

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION.

The REvest Value Fund (the "Fund") is a no-load series of The Winter Harbor Fund (the "Trust"), a diversified open-end investment management company organized as a Delaware business trust.

The Fund primarily seeks long-term growth and secondarily current income by investing in a broadly diversified portfolio of common stocks and convertible securities of small and medium-sized companies.

2.   SIGNIFICANT ACCOUNTING POLICIES.

The following is a summary of the Trust's significant accounting policies:

Security Valuation. The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Securities traded on a national stock exchange or quoted by NASDAQ are valued based upon the closing price on the principal exchange where the security is traded, or, if not traded on a particular day, at the closing bid price. U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees.

Share Valuation. The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment Income and Distributions to Shareholders. Dividends arising from net investment income are declared and paid quarterly and distributions from net realized gains, if any, are paid annually in December. These dividends and distributions are recorded on the ex-date and are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Securities Transactions. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions and unrealized appreciation and depreciation on investments are determined on the basis of identified cost for book and tax purposes.

Repurchase Agreements. The Fund enters into repurchase agreements with respect to its portfolio securities solely with Firstar, N.A. ("Firstar"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by Firstar until maturity of the repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of Firstar, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Tax. It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Based upon the federal income tax cost of portfolio investments of $15,208,036 as of December 31, 1999, the Fund had net unrealized appreciation of $1,874,947, consisting of gross unrealized appreciation of $3,039,326 and $1,164,379 of gross unrealized depreciation.

3.   INVESTMENT TRANSACTIONS.

For the year ended December 31, 1999,  cost of purchases and proceeds from sales
of  portfolio  securities,  other  than  short-term  investments,   amounted  to
$8,192,281 and $14,621,190, respectively.

NOTES TO FINANCIAL STATEMENTS (Continued)                                 [LOGO]
--------------------------------------------------------------------------------

4.   CAPITAL SHARES.

The Board of Trustees has authority to issue an unlimited number of shares of beneficial interest of the Fund, with a par value of $.001. Share transactions were as follows:

                                                   YEAR ENDED
                                                   DECEMBER 31,
                                               1999           1998
                                            ----------     ----------
Sold ...................................        69,802        175,492
Reinvested .............................        99,773        256,185
Redeemed ...............................      (687,422)    (1,150,578)
                                            ----------     ----------
Net decrease in shares outstanding .....      (517,847)      (718,901)
Shares outstanding, beginning of year ..     2,272,903      2,991,804
                                            ----------     ----------
Shares outstanding, end of year ........     1,755,056      2,272,903
                                            ==========     ==========

Shares redeemed within one year of opening a shareholder account are subject to a 1.0% redemption fee.

5.   TRANSACTIONS WITH AFFILIATES.

Certain trustees and officers of the Trust are also officers of Ebright Investments, Inc. (the "Adviser"), or of Countrywide Fund Services, Inc. ("CFS"), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

Investment Advisory Agreement. The Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets.

In order to voluntarily reduce operating expenses of the Fund during the year ended December 31, 1999, the Adviser waived $62,525 of its investment advisory fees.

Administration Agreement. Under the terms of an Administration Agreement, CFS supplies non-investment related administrative and compliance services for the Fund. CFS supervises the preparation of reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee from the Fund at an annual rate of 0.09% on the Fund's average daily net assets up to $100 million; 0.075% on the next $100 million; and 0.05% on such net assets in excess of $200 million, subject to a $2,000 minimum monthly fee.

Transfer Agent Agreement. Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee based on the number of shareholder accounts, subject to a $1,250 minimum monthly fee. In addition, the Fund pays CFS out-of-pocket expenses including, but not limited to, postage and supplies.

Accounting Services Agreement. Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a monthly fee, based on current net assets, of $2,000 from the Fund. In addition, the Fund pays CFS certain out-of-pocket expenses incurred by CFS in obtaining valuations of the Fund's portfolio securities.

Underwriting Agreement. Under the terms of an Underwriting Agreement, CW Fund Distributors, Inc. (the "Underwriter") serves as the exclusive agent for the distribution of the Fund's shares. The Underwriter is an affiliate of CFS by reason of common ownership.

Shareholder Service Plan. The Trust has adopted a Shareholder Service Plan (the "Plan"). Under the Plan, the Trust may enter into shareholder service agreements pursuant to which a shareholder service provider performs certain shareholder services not otherwise provided by the transfer agent. For these services, the Adviser pays the shareholder service provider a fee at an annual rate of up to 0.25% of the average daily net assets attributable to shares owned by investors for which the shareholder service provider maintains a servicing relationship. The Fund may reimburse the Adviser such payments in an amount not to exceed 0.25% per annum of the average daily net assets of the Fund. For the year ended December 31, 1999, no shareholder servicing fees were paid by the Adviser or reimbursed or accrued by the Fund.

6.   FEDERAL TAX INFORMATION FOR SHAREHOLDERS (Unaudited).

On December 17, 1999, the Fund declared and paid a long-term capital gain of $1,204,508 or $0.69 per share. In January 2000, shareholders were provided with Form 1099-DIV which reported the amount and tax status of the capital gain distributions paid during the calendar year 1999.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees of The Winter Harbor Fund and Shareholders of The REvest Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of changes in net assets and of operations and the financial highlights present fairly, in all material respects, the financial position of The REvest Value Fund (the "Fund") at December 31, 1999, the changes in its net assets for each of the two years in the period then ended, the results of its operations for the year then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP


Columbus, Ohio
February 18, 2000

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------
INVESTMENTS

Questions concerning the Fund's investments can be directed to Jennifer Goff, the Fund's portfolio manager, by calling (800) 277-5573. We are one of a small number of funds where the manager is available to talk directly to investors. If Ms. Goff is traveling she will return your call when she returns to the office. We consider our shareholders as true partners with us in the Fund.

GENERAL

Cornelia Morin, EII's Customer Service Officer, is available to answer questions about the Fund or provide you with the Fund's current literature. Ms. Morin can also be reached at (800) 277-5573. Ms. Morin maintains a mailing list of shareholders and other interested parties for Fund mailings such as our financial reports and special interim shareholder letters. If you are not on the mailing list and would like to be included, please contact Ms. Morin.

E-MAIL

Electronic correspondence for the Adviser can now be sent to:
REVEST@ACADIATRUST.COM

DISTRIBUTION SUMMARY
--------------------------------------------------------------------------------

  QUARTER        PAYDATE      INCOME      ST GAINS     LT GAINS  REINVEST PRICE
--------------------------------------------------------------------------------
                                      1994
--------------------------------------------------------------------------------
3RD Quarter                                                               --
4TH Quarter     12/30/94    $   0.050           --           --    $    9.66
--------------------------------------------------------------------------------
                                      1995
--------------------------------------------------------------------------------
1ST Quarter     03/24/95        0.045           --           --         9.91
2ND Quarter     06/30/95        0.045           --           --        10.55
3RD Quarter     09/25/95        0.040           --           --        11.20
4TH Quarter     12/29/95        0.040    $   0.160    $   0.160        10.73
--------------------------------------------------------------------------------
                                      1996
--------------------------------------------------------------------------------
1ST Quarter     03/15/96        0.050           --           --        11.06
2ND Quarter     06/14/96        0.050           --           --        11.90
3RD Quarter     09/13/96        0.060           --           --        11.77
4TH Quarter     12/31/96        0.050        0.160        0.520        12.21
--------------------------------------------------------------------------------
                                      1997
--------------------------------------------------------------------------------
1ST Quarter     03/14/97        0.055           --           --        12.64
2ND Quarter     06/13/97        0.055           --           --        13.09
3RD Quarter     09/12/97        0.060           --           --        14.68
4TH Quarter     12/31/97        0.020        0.760        1.110        13.00
--------------------------------------------------------------------------------
                                      1998
--------------------------------------------------------------------------------
1ST Quarter     03/14/98        0.050           --           --        13.43
2ND Quarter     06/13/98        0.030           --           --        12.93
3RD Quarter     09/21/98        0.040           --        0.930        10.22
4TH Quarter     12/31/98        0.025           --        0.175        10.88
--------------------------------------------------------------------------------
                                      1999
--------------------------------------------------------------------------------

1ST Quarter     03/31/99        0.045           --           --        10.33
2ND Quarter     06/30/99        0.030           --           --        11.51
3RD Quarter     09/30/99        0.030           --           --        10.43
4TH Quarter     12/17/99        0.033           --        0.500         9.63
--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current Prospectus of the Fund.

                            Ebright Investments, Inc.
                               Investment Adviser
                         511 Congress Street, 9th Floor
                               Portland, ME 04101
                         (207) 774-7455 o (800) 277-5573
                               Fax (207) 772-7370

                                     REvest
                                   Value Fund
                                  P.O. Box 5354
                            Cincinnati, OH 45201-5354
                                 (877) 473-8378


                       A Series of The Winter Harbor Fund